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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 16, 2001



                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                          1-4221                        73-0679879
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(State or other                 (Commission File                (I.R.S. Employer
jurisdiction of                      Number)                     Identification
incorporation)                                                       Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                        74114
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(Address of principal executive offices)                           (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         The Corporation is a defendant in Verdin v. R&B Falcon Drilling USA, Inc., et al., Civil Action No. G-00-488, In the United States District Court for the Southern District of Texas, Galveston Division. This lawsuit alleges, among other things, that the Corporation and many other defendant companies whose collective operations represent a substantial majority of the U.S. offshore drilling industry, conspired to fix wages and benefits paid to drilling employees. Plaintiff contends that this alleged conduct violates federal and state antitrust laws. Plaintiff seeks treble damages, attorneys' fees and costs on behalf of himself and an alleged class of offshore workers. The Corporation denies these allegations and will vigorously defend the claims raised in this lawsuit. Based on the information currently available, management believes the resolution of this lawsuit will not have a material adverse affect on the Corporation's financial condition or results of operations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                 (Registrant)



                                            By: /s/ STEVEN R. MACKEY
                                               ---------------------------------
                                               Name: Steven R. Mackey
                                               Title: Vice President



Dated: March 16, 2001



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